Exhibit 13

Powers of Attorney

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Laura A. Fender,

whose signature appears below, constitutes and appoints Ann D. Diers and Susan K. Wilkinson, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate account(s) and/or future file number(s) within any separate account(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective January 22, 2021, and remains in effect until revoked or revised.

Signed:	/s/	Laura A. Fender
Laura A. Fender
Senior Vice President, Controller

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Christine M. Neighbors,

whose signature appears below, constitutes and appoints Ann D. Diers and Laura A. Fender, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate account(s) and/or future file number(s) within any separate account(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective January 22, 2021, and remains in effect until revoked or revised.

Signed:	/s/	Christine M. Neighbors
Christine M. Neighbors
Senior Vice President, General Counsel & Corporate Secretary

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

Ann D. Diers,

whose signature appears below, constitutes and appoints Laura A. Fender and Ryan C. Beasley, and any such person(s) as Ann D. Diers may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, as well as any future separate account(s) and/or future file number(s) within any separate account(s) that Ameritas Life Insurance Corp. establishes, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission ("SEC") and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL	SEC File No. 333-142485
UniVar	SEC File No. 333-142484
Overture Applause!	SEC File No. 333-142486
Overture Applause! II	SEC File No. 333-142487
Overture Encore!	SEC File No. 333-142488
Overture Bravo!	SEC File No. 333-142489
Corporate Benefit VUL	SEC File No. 333-142491
Overture Ovation!	SEC File No. 333-142494
Overture Viva!	SEC File No. 333-142490
Protector hVUL	SEC File No. 333-142497
Excel Performance VUL	SEC File No. 333-151913
Ameritas Performance II VUL	SEC File No. 333-233986

Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity	SEC File No. 333-142500
Overture Annuity II	SEC File No. 333-142501
Overture Annuity III	SEC File No. 333-142502
Overture Annuity III-Plus	SEC File No. 333-142499
Overture Acclaim!	SEC File No. 333-142503
Overture Accent!	SEC File No. 333-142504
Medley!	SEC File No. 333-142483
Overture Medley®	SEC File No. 333-182090
Direction Variable Annuity	SEC File No. 333-206889

Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000	SEC File No. 333-142495
Regent 2000	SEC File No. 333-142496
Executive Select	SEC File No. 333-142498

Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity	SEC File No. 333-142493
Designer Annuity	SEC File No. 333-142492

Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life	SEC File No. 333-76359
Ameritas Advisor VUL®	SEC File No. 333-151912
Ameritas Advisor II VUL	SEC File No. 333-233977

Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)	SEC File No. 333-05529
Ameritas NLVA (6150)	SEC File No. 333-120972
Ameritas No-Load VA (6150)	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity®	SEC File No. 333-122109
Ameritas Advisor No-Load VA	SEC File No. 333-205138

Carillon Account – SEC File 811-04063
VA I	SEC File No. 333-197153
VA II and VA II SA	SEC File No. 333-197154
Advantage VA III	SEC File No. 333-197146

Carillon Life Account – SEC File 811-09076
Excel Accumulator	SEC File No. 333-197150
Excel Choice	SEC File No. 333-197151
Excel Performance VUL	SEC File No. 333-197149
Excel Executive Edge	SEC File No. 333-197147

This Power of Attorney is effective January 22, 2021, and remains in effect until revoked or revised.

Signed:	/s/	Ann D. Diers
Ann D. Diers
Vice President, Associate General Counsel